Exhibit 10.3

AMENDMENT NO. 1 TO REINSURANCE AGREEMENT

This AMENDMENT NO. 1 TO REINSURANCE AGREEMENT, dated as of July 18, 2011, (“Amendment No. 1”) is by and between AMERICAN HERITAGE LIFE INSURANCE COMPANY (“Ceding Company”) and ALLSTATE LIFE INSURANCE COMPANY (“Reinsurer”).

WHEREAS, Ceding Company and Reinsurer entered into that certain Reinsurance Agreement effective July 1, 2010, (“Agreement”) whereby Reinsurer reinsures 100% of any and all liabilities of the Ceding Company under all individual universal life insurance policies, and endorsements and riders attached thereto, marketed as the “GoodForLife” product and represented by “Policy Company #66” on Ceding Company’s Life-70 administration system.

WHEREAS, Ceding Company and Reinsurer now desire to amend the Agreement to reinsure additional universal life insurance policies, and endorsements and riders attached thereto, issued by the Ceding Company, as provided herein.

NOW, THEREFORE, in consideration of the above stated premises and the promises and the mutual agreements set forth herein, the parties hereto agree as follows:

1.            Subject to receipt of all required regulatory approvals, this Amendment No. 1 shall be effective as of 12:01 a.m. July 18, 2011 (“Amendment No. 1 Effective Date”).

2.            Exhibit A is hereby replaced by the Exhibit A attached hereto.

Except as expressly provided herein, all other terms, covenants, and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to Reinsurance Agreement to be duly executed by their respective officers on the dates shown below.

AMERICAN HERITAGE LIFE INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Senior Group Vice President

Date:	August 2, 2011

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Samuel H. Pilch
Senior Group Vice President and Controller

Date:	August 2, 2011

EXHIBIT A

ELIGIBLE AND INELIGIBLE POLICIES

1.            For the period 12:01 a.m. July 1, 2010 up to, but not including, 12:01 am July 18, 2011, “Policy” or “Policies” shall mean all individual universal life insurance policies, and all endorsements and riders attached thereto, marketed as the “GoodForLife” product and represented by “Policy Company #66” on Ceding Company’s Life-70 administration system, including:

GoodForLife

Universal Life Base Policy

Accidental Death and Severe Injury Rider

Critical Illness Rider

Accelerated Death Benefit Rider

Enhanced Grace Period Rider

Children’s Level Term Rider

Total Disability Premium Waiver Rider

Accidental Death Benefit Rider

Other Insured Person Level Term Rider

Primary Insured Level Term Rider

Future Purchase Option Rider

2.            For the period beginning on 12:01 a.m. July 18, 2011, “Policy” or “Policies” means all individual universal life insurance policies, and all endorsements and riders attached thereto, marketed as either the “GoodForLife” or “GoodForLife Protector” products and represented by “Policy Company #66” on Ceding Company’s Life-70 administration system, including:

GoodForLife	GoodForLife Protector
Universal Life Base Policy	Universal Life Base Policy
Accidental Death and Severe Injury Rider	Lifetime Coverage Guarantee Rider
Critical Illness Rider	Extended Coverage Guarantee Rider
Accelerated Death Benefit Rider	Children’s Level Term Rider
Enhanced Grace Period Rider	Accelerated Benefit Rider for Terminal Illness
Children’s Level Term Rider	Accelerated Benefit Rider for Critical Illness
Total Disability Premium Waiver Rider	Accelerated Benefit Rider for Permanent Confinement
Accidental Death Benefit Rider	Accelerated Benefit Rider for Chronic Illness
Other Insured Person Level Term Rider
Primary Insured Level Term Rider
Future Purchase Option Rider